Third Quarter 2015 Earnings Conference Call and Webcast November 3, 2015

Forward Looking Statements 1 This presentation contains forward-looking statements which reflect Northern Tier’s views and assumptions on the date of this earnings conference call regarding future events.  The forward-looking statements contained herein include statements about, among other things, future: cash available for distribution and payment of distributions including the amount and timing thereof; comparability of 80% and 95% of our products to a 3-2-1 and 6-3-2-1 crack spread, respectively; Q4 2015 operating and capex guidance including total crude oil charge; total, other and heavy crude oil throughput including percentage of heavy crude oil throughput compared to total throughput; crude oil inventory; direct operating expenses; retail gallons sold through company-owned or franchise stores, fuel margin, merchandise sales, merchandise gross margin and direct operating expense; reserves, turnaround and related expenses; organic growth project expenditures and reserves relating thereto; SG&A; depreciation & amortization; cash interest and current tax expenses; maintenance, regulatory, discretionary, organic growth and other capital expenditures and projects; the solvent deasphalting unit project and the progress, timing, details, cost, and expected operating and financial performance thereof and other matters.  The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” “attempt,” “appears,” “forecast,” “outlook,” “estimate,” “project,” “potential,” “may,” “will,” “are likely” or other similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on management’s current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate, and any and all of our forward-looking statements in this presentation may turn out to be inaccurate.  Our forward- looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections.  These statements are subject to the general risks inherent in our business. These expectations may or may not be realized, and may be based upon assumptions or judgments that prove to be incorrect. In addition, our business and operations involve numerous risks and uncertainties, many of which are beyond our control, which could result in our expectations not being realized, or otherwise materially affect our financial condition, results of operations and cash flows.  Other known, unknown or unpredictable factors could have material adverse effects on our future results.  Additional information regarding such factors and our uncertainties, risks and assumptions are contained in our filings with the Securities and Exchange Commission.  All forward-looking statements are only as of the date hereof, and we do not undertake any obligation to (and expressly disclaim any obligation to) update any forward looking statements to reflect events or circumstances after the date such statements were made, or to reflect the occurrence of unanticipated events.  The presentation also includes non-GAAP measures.  We believe that these non-GAAP financial measures provide useful information about our operating performance and should not be viewed in isolation or considered as alternatives to comparable GAAP measures.  Our non-GAAP financial measures may also differ from similarly names measures used by other companies.  See the disclosures included in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q for additional information on the non-GAAP measures used in this presentation and the Appendix to this presentation reconciliations to the most directly comparable GAAP measures.  This presentation serves as a qualified notice to nominees and brokers as provided for under Treasury Regulation Section 1.1446-4(b). Please note that 100 percent of Northern Tier Energy LP’s distributions to foreign investors are attributable to income that is effectively connected with a United States trade or business. Accordingly, Northern Tier Energy LP’s distributions to foreign investors are subject to federal income tax withholding at the highest effective tax rate.

Q3 Financial Results Selected Balance Sheet & Cash Flow Data 2 Consolidated Financial Results 1See Appendix for reconciliations of Net Income to Adjusted Net Income, Net Income to Adjusted EBITDA, and Operating Income to Operating Income Adjusted for Special Items. See slide 13 for the definition of Adjusted EBITDA. 2Distributions are shown for the period in which they were generated. The Q3 2015 distribution will be paid on 11/25/2015 to unitholders of record on 11/16/15. ($ in millions, except per unit data) Q3 2015 Q3 2014 Net Income $103.5 $96.2 Adjusted Net Income1 140.3 96.2 Operating Income 114.6 104.8 Operating Income Adjusted for Special Items1 151.4 104.8 Adjusted EBITDA1 173.3 122.8 Q3 2015 Cash and Cash Equivalents $114.6 Total Debt (including capital leases) $360.4 Equity $497.3 Adjusted EBITDA (last twelve months) $536.4 Debt to LTM Adjusted EBITDA 0.67x Cash Flow from Operations $114.1 Cash Available for Distribution $97.4 Distribution per Common Unit2 $1.04 Balance Sheet & Cash Flow Data

Q3 2015 Q3 2014 $20.65 $18.87 $4.32 $24.97 Gross Margin1 ($ per throughput barrel) Key Refining Performance Metrics 3 1 Gross margin data for Q3 2015 excludes the impact of the lower of cost or market inventory adjustment of $4.32 per barrel, which is depicted by dotted lines. See Appendix for the components used in this calculation (revenue, cost of sales, and lower of cost or market inventory adjustment). 2Typically, 80% of our products are comparable to a 3-2-1 crack spread, while 95% of our products are comparable to a 6-3-2-1 crack spread, where WTI is the benchmark for crude oil. 3Direct operating expenses per barrel is calculated by dividing direct operating expenses by the total barrels of throughput for the respective periods presented. Group 3 Benchmark Crack Spread2 ($ per barrel) Direct Operating Expenses3 ($ per throughput barrel) Total Refinery Throughput (thousands of barrels per day) Q3 2015 Q3 2014 90.6 96.5 Q3 2015 Q3 2014 $4.84 $4.4625 20 15 10 5 0 Q3 3-2-1 Q3 6-3-2-1 $21.97 $15.77$16.82 $11.37 $24.97

Cash Available for Distribution Reconciliation For the three months ended   September 30, 2015 Net income $103.5 Adjustments: Interest expense 7.5 Income tax provision 3.6 Depreciation and amortization 11.0 EBITDA subtotal $125.6 Lower of cost or market inventory adjustment 36.8 MPL proportionate depreciation expense 0.7 Turnaround and related expenses 7.8 Equity-based compensation expense 2.4 Adjusted EBITDA1 $173.3 Cash interest (7.1) Cash income taxes paid (0.7) MPL proportionate depreciation expense (0.7) Increase in working capital reserve (40.0) Capital expenditures (12.4) Cash reserve for turnaround and related expenses (7.5) Cash reserve for organic growth projects (7.5) Cash available for distribution $97.4 ($ in millions) 4 1See slide 13 for the definition of Adjusted EBITDA

Q4 2015 Operating and Capex Guidance 5 Q4 2015 Low High Refinery Statistics: Total crude oil charge (bpd) 94,000 97,000 Other throughput (bpd) 2,000 4,000 Total throughput (bpd) 96,000 101,000 Heavy crude oil throughput percentage of total throughput 25% 27% Direct operating expense, excluding turnarounds ($/throughput bbl) $4.20 $4.70 Crude oil inventory (mbbls) 1,700 2,000 Retail Statistics: Forecasted gallons (mm): Company-owned stores 76 78 Franchise stores 34 36 Retail fuel margin ($/gallon) $0.21 $0.25 Merchandise sales ($ in mm) $95 $98 Merchandise gross margin (%) 26% 27% Direct operating expense ($ in mm) $34 $35 Other Guidance ($ in mm): Reserve for turnaround and related expenses $5 $10 Cash reserve for organic growth project expenditures $5 $10 SG&A $20 $22 Depreciation & amortization $11 $12 Cash interest expense $7 $8 Current tax expense $1 $3 Capital Program ($ in mm): Maintenance, regulatory and other discretionary projects $13 $15 Organic growth projects 10 12 Total planned capital expenditures $23 $27

APPENDIX

Adjusted EBITDA Reconciliation 7 2014 2015 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Net Income $71.5 $57.9 $96.2 $16.0 $111.2 $128.9 $103.5 Adjustments: Interest Expense 6.2 6.2 6.7 7.5 7.5 7.5 7.5 Income Tax Provision (Benefit) 0.1 1.5 1.9 3.6 0.8 2.9 3.6 Depreciation and Amortization 9.9 10.2 10.7 11.1 10.8 10.8 11.0 EBITDA Subtotal $87.7 $75.8 $115.5 $38.2 $130.3 $150.1 $125.6 MPL Proportionate Depreciation 0.7 0.7 0.7 0.8 0.7 0.7 0.7 Turnaround and Related Expenses 0.5 0.9 4.6 8.9 0.4 1.2 7.8 Equity-based Compensation Expense 7.4 2.9 2.0 1.7 2.6 2.9 2.4 Lower of Cost or Market Inventory Adjustment — — — 73.6 (10.8) (38.2) 36.8 Reorganization and Related Costs 6.3 1.8 — — — — — Adjusted EBITDA1 $102.6 $82.1 $122.8 $123.2 $123.2 $116.7 $173.3 1See slide 13 for the definition of Adjusted EBITDA

Adjusted Net Income & Adjusted Earnings per Unit Reconciliation 8 ($ in millions, except per unit data) 1Weighted average number of shares outstanding assumes no changes related to accelerated vesting equity based compensation. Q3 2015 Q3 2014 Net Income $103.5 $96.2 Adjusted for Special Items: Lower of Cost or Market Inventory Adjustment 36.8 — Adjusted Net Income $140.3 $96.2 Earnings per Unit, Basic and Diluted: Actual $1.11 $1.04 Adjusted $1.51 $1.04 Weighted Average Number of Units Outstanding (mm)1: 92.9 92.5

Operating Income Reconciliation 9 ($ in millions) Q3 2015 Q3 2014 Operating Income $114.6 $104.8 Adjusted for Special Items: Lower of Cost or Market Inventory Adjustment 36.8 — Operating Income Adjusted for Special Items $151.4 $104.8

Refining Operating Information Per Barrel of Throughput Reconciliation Q3 2015 Q3 2014 Refinery Gross Margin per Barrel of Throughput Refinery Revenue $762.3 $1,425.4 Refinery Costs of Sales 590.2 1,257.9 Refinery Gross Margin $172.1 $167.5 Lower of Cost or Market Inventory Adjustment 36.0 — Adjusted Refinery Gross Margin $208.1 $167.5 Total Refinery Throughput (mmbbls) 8.3 8.9 Refinery Gross Margin per Barrel of Throughput ($/bbl) $20.65 $18.87 Adjusted Refinery Gross Margin per Barrel of Throughput ($/bbl) $24.97 $18.87 Refinery Direct Operating Expense per Barrel of Throughput Refinery Direct Operating Expense $40.3 $39.6 Total Refinery Throughput (mmbbls) 8.3 8.9 Refinery Direct Operating Expense per Barrel of Throughput ($/bbl) $4.84 $4.46 ($ in millions, unless otherwise indicated) 10

($ in millions, unless otherwise indicated) Retail Fuel Gross Margin Per Gallon Reconciliation Q3 2015 Q3 2014 Retail Fuel Gross Margin Per Gallon Retail Fuel Revenue $201.8 $270.4 Retail Fuel Costs of Sales 180.6 254.3 Retail Fuel Gross Margin $21.2 $16.1 Lower of Cost or Market Inventory Adjustment 0.8 — Adjusted Retail Fuel Gross Margin $22.0 $16.1 Retail Fuel Gallons Sold (mm gallons) 78.4 79.7 Retail Fuel Gross Margin per Gallon $0.27 $0.20 Adjusted Retail Fuel Gross Margin per Gallon $0.28 $0.20 11

Annual Forecasted Net Income1 $24.0 Add: Estimated Depreciation Expense 3.0 Annual Forecasted EBITDA2 $27.0 Reconciliation of SDA Project Annual Forecasted Net Income to Annual Forecasted EBITDA 1Annual forecasted net income is based primarily on five-year historical average (2010-2014) prices and differentials for asphalt, asphalt derivative products, pitch, fuel oil, gasoline and diesel. Management believes these assumptions are reasonable based on currently available information. Actual results may differ. 2Annual forecasted EBITDA is a non-GAAP financial measure that Northern Tier believes is an important measure that management and external users of the financial statements may use to assess the SDA Project's operating performance and its ability to generate sufficient cash flow to make distributions to Northern Tier's unitholders. 12

13 NTI Adjusted EBITDA Definition Adjusted EBITDA Adjusted EBITDA is defined as net income (loss) before interest expense, income taxes and depreciation and amortization, adjusted for depreciation from the Minnesota Pipe Line operations, lower of cost or market inventory adjustments, turnaround and related expenses, equity-based compensation expense, and reorganization and related costs. Adjusted EBITDA is not a presentation made in accordance with GAAP and our computation of Adjusted EBITDA may vary from others in our industry. In addition, Adjusted EBITDA contains some, but not all, adjustments that are taken into account in calculating the components of various covenants in the agreements governing our 2020 Secured Notes and the ABL Facility. We believe the presentation of Adjusted EBITDA is useful to investors because it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. The calculation of Adjusted EBITDA generally eliminates the effects of financings, income taxes and the accounting effects of significant turnaround activities which many of our peers capitalize and therefore exclude from Adjusted EBITDA. Adjusted EBITDA should not be considered as an alternative to operating income or net income as measures of operating performance. In addition, Adjusted EBITDA is not presented as, and should not be considered, an alternative to cash flow from operations as a measure of liquidity. Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation, or as a substitute for analysis of the results as reported under GAAP.